UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

(347) 719-4312

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	APRN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2022, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Blue Apron Holdings, Inc. (the “Company”) appointed Beverly Carmichael as a member of the Board, effective March 23, 2022. Ms. Carmichael was appointed to serve in Class III with her term expiring at the Company’s 2023 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal.

In connection with her appointment to the Board, the Board also appointed Ms. Carmichael to serve as a member of the Board's Compensation Committee and Nominating and Corporate Governance Committee. The Board has determined that Ms. Carmichael satisfies all applicable requirements to serve on such committees.

Ms. Carmichael will receive compensation for her service as a non-employee director in accordance with the Company’s non-employee director compensation policy, as described in the proxy statement relating to the Company’s 2021 annual meeting of stockholders as filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2021.

The Company and Ms. Carmichael will enter into the Company’s standard form of indemnification agreement, a copy of which was filed with the SEC on June 19, 2017 as Exhibit 10.2 to the Registration Statement on Form S-1.

There are no familial relationships between Ms. Carmichael and any of the Company’s directors or executive officers and Ms. Carmichael does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K as promulgated under the Securities Exchange Act of 1934, as amended. There were no arrangements or understandings by which Ms. Carmichael was named a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: March 23, 2022	By:	/s/ Meredith L. Deutsch
Meredith L. Deutsch
General Counsel and Corporate Secretary